Portfolio of Investments
Overseas SMA Completion Portfolio, November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.3%
Issuer	Shares	Value ($)
Australia 3.7%
Ansell Ltd.	4,016	80,650
Canada 0.8%
Alimentation Couche-Tard, Inc., Class B	500	16,427
Finland 1.2%
UPM-Kymmene OYJ	788	26,324
France 1.8%
DBV Technologies SA, ADR(a)	285	2,223
Eiffage SA	347	37,876
Total		40,099
Germany 8.5%
Aroundtown SA	5,238	45,453
Covestro AG	531	24,843
Duerr AG	2,051	63,013
KION Group AG	785	51,944
Total		185,253
Hong Kong 2.7%
WH Group Ltd.	57,500	59,046
Ireland 0.4%
Amarin Corp. PLC, ADR(a)	454	9,657
Israel 6.4%
Bank Hapoalim BM	13,410	108,144
Bezeq Israeli Telecommunication Corp., Ltd.(a)	38,004	31,704
Total		139,848
Japan 25.2%
BayCurrent Consulting, Inc.	300	16,090
Dai-ichi Life Holdings, Inc.	3,200	51,604
Invincible Investment Corp.	89	52,931
ITOCHU Corp.	3,300	72,053
Kinden Corp.	3,000	44,808
Koito Manufacturing Co., Ltd.	800	41,265
Matsumotokiyoshi Holdings Co., Ltd.	2,500	95,595
Nihon M&A Center, Inc.	1,800	60,027
Shionogi & Co., Ltd.	400	23,546
Ship Healthcare Holdings, Inc.	900	37,392
Starts Corp., Inc.	700	16,988
Common Stocks (continued)
Issuer	Shares	Value ($)
Subaru Corp.	400	10,483
Takuma Co., Ltd.	2,700	30,951
Total		553,733
Netherlands 9.4%
ASR Nederland NV	2,889	107,381
Signify NV	3,318	98,975
Total		206,356
Norway 2.5%
BW LPG Ltd.	6,458	55,734
South Korea 3.3%
GS Home Shopping, Inc.	91	11,533
Hyundai Home Shopping Network Corp.	334	24,093
Youngone Corp.	1,201	36,191
Total		71,817
Spain 6.3%
Endesa SA	3,899	105,994
Tecnicas Reunidas SA(a)	1,349	32,874
Total		138,868
Sweden 2.0%
Hemfosa Fastigheter AB	3,666	44,713
Switzerland 0.7%
Autoneum Holding AG	131	15,410
United Kingdom 17.4%
Crest Nicholson Holdings PLC	4,016	19,976
DCC PLC	1,132	96,659
GW Pharmaceuticals PLC, ADR(a)	101	10,313
Inchcape PLC	2,767	23,297
Intermediate Capital Group PLC	2,289	45,253
John Wood Group PLC	5,820	26,447
Just Group PLC(a)	71,884	61,598
TP ICAP PLC	19,741	98,538
Total		382,081
Overseas SMA Completion Portfolio | Quarterly Report 2019	1

Portfolio of Investments   (continued)
Overseas SMA Completion Portfolio, November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 4.0%
Aerie Pharmaceuticals, Inc.(a)	328	6,229
Alexion Pharmaceuticals, Inc.(a)	108	12,305
Burford Capital Ltd.	4,757	50,722
Insmed, Inc.(a)	448	10,326
Sage Therapeutics, Inc.(a)	48	7,429
Total		87,011
Total Common Stocks (Cost $1,980,002)		2,113,027

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(b),(c)	48,342	48,342
Total Money Market Funds (Cost $48,337)		48,342
Total Investments in Securities (Cost $2,028,339)		2,161,369
Other Assets & Liabilities, Net		32,297
Net Assets		$2,193,666

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	—	2,127,550	(2,079,208)	48,342	9	5	816	48,342
Abbreviation Legend
ADR	American Depositary Receipt
Investments are valued using policies described below:
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
2	Overseas SMA Completion Portfolio | Quarterly Report 2019